UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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AMERIS BANCORP
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MMMMMMMMMMMM Ameris Bancorp vote  C 1234567890  000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/ABCB or scan the QR code — login details are located in the shaded bar below. Shareholders’ Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Ameris Bancorp Shareholders’ Meeting to be Held on June 11, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report to shareholders, and form of proxy are available at: www.envisionreports.com/ABCB Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/ABCB. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 29, 2020 to facilitate timely delivery. 037MTE 2 N O T C O Y

Shareholders’ Meeting Notice Ameris Bancorp’s Annual Meeting of Shareholders will be held on June 11, 2020 at Two Ameris Center located at 3500 Piedmont Road NE, Atlanta, Georgia 30305 at 9:30 a.m. Eastern Daylight Time. Proposals to be voted on at the annual meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed. 1. Election of Class I Directors, each for a two-year term: 01 - Rodney D. Bullard 02 - James B. Miller, Jr. Election of Class II Directors, each for a three-year term: 03 - William I. Bowen, Jr. 04 - Wm. Millard Choate 05 - Robert P. Lynch 06 - Elizabeth A. McCague Election of Class III Directors, each for a one-year term: 07 - Gloria A. O’Neal 08 - H. Palmer Proctor, Jr. The Board of Directors recommends a vote FOR Proposals 2, 3, 4, 5 and 6. 2. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. Advisory approval of the compensation of the Company’s named executive officers. 4. Approval of the amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares. 5. Approval of the amendment of the Company’s articles of incorporation to eliminate the supermajority vote required to amend certain provisions of the Company’s articles of incorporation and bylaws. 6. Approval of the amendment of the Company’s articles of incorporation and bylaws to declassify the Company’s Board of Directors. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to Ameris Bancorp’s Annual Meeting of Shareholders For directions to the annual meeting, please call the Ameris Bank Customer Service Center at 866-616-6020. We continue to monitor developments regarding the coronavirus (COVID-19). In the interest of the health and well-being of our shareholders, we are planning for the possibility that the annual meeting may be held soley by means of remote communication. If we make this change, then we will announce the decision to do so in advance and provide details on how to participate at www.amerisbank.com. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ABCB. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Ameris Bancorp” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 29, 2020.